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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 22, 1997
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                         Doral Financial Corporation
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              (Exact name of registrant as specified in Charter)


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
               Puerto Rico                      0-17224                         66-0312162
        ----------------------------     ---------------------      ---------------------------------
        (State or other jurisdiction     (Commission File No.)      (IRS Employer Identification No.)
         of incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico             00920
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:  (787) 749-7100
                                                     --------------


                    First Financial Caribbean Corporation
         ------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On September 22, 1997, First Financial Caribbean Corporation (the "Company") issued a press release announcing that at a special shareholders' meeting held that same day, the shareholders approved proposals to: (i) change the name of the Company to Doral Financial Corporation and (ii) increase the number of authorized shares of Common Stock of the Company from 20,000,000 to 50,000,000 shares. A copy of the press release is attached as Exhibit 99(a) to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99(a) Press Release dated September 22, 1997


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DORAL FINANCIAL CORPORATION


                              By:       /s/ Richard F. Bonini
                                 ---------------------------------------
                                            Richard F. Bonini
                                    Senior Executive Vice President and
                                    Chief Financial Officer



Date: September 23, 1997

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                                 EXHIBIT INDEX

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EXHIBIT NUMBER                    DESCRIPTION                      PAGE
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      99(a)             Press Release dated September 22, 1997


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